Summary of significant accounting policies	12 Months Ended
Dec. 31, 2024
Summary of significant accounting policies
Summary of significant accounting policies
2.	Summary of significant accounting policies
(a)	Basis of preparation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Significant accounting policies followed by the Company in the preparation of the accompanying consolidated financial statements are summarized below.

(b)	Use of estimates

The preparation of the Company’s consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from such estimates.

The Company believes that accounting estimation of warrant liability, valuation of convertible preferred shares, preferred shares forward contract liability, pre-delivery shares, derivative assets and liabilities and deferred tax assets, write-down for inventories and prepayments, provision for reserve for inventory purchase commitments, valuation and recognition of share-based compensation, and impairment of property, equipment and software reflect significant judgments and estimates used in the preparation of its consolidated financial statements.

Management bases the estimates on historical experience and on various other assumptions as discussed elsewhere to the consolidated financial statements that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could materially differ from these estimates.

(c)	Consolidation

The Company’s consolidated financial statements include the financial statements of Canaan Inc. and its subsidiaries. All transactions and balances among Canaan Inc. and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are those entities in which Canaan Inc. directly or indirectly, controls more than one half of the voting powers; or has the power to appoint or remove the majority of the members of the Board of Directors; or to cast a majority of votes at the meeting of directors; or has the power to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

(d)	Foreign currency

The Company has elected to change its reporting currency from Chinese Renminbi (“RMB”) to United States Dollars (“US$”) on January 1, 2023. Prior years’ comparative financial information has been recast as if the Company always used US$ as its reporting currency.

The functional currency of Canaan Inc. and its subsidiaries incorporated outside of the PRC is US$, while the functional currency of the PRC entities in the Company is RMB as determined based on the criteria of Accounting Standards Codification (“ASC”) 830, Foreign Currency Matters.

Transactions denominated in other than the functional currencies are re-measured into the functional currency of the entity at the exchange rates prevailing on the transaction dates. Financial assets and liabilities denominated in other than the functional currency are re-measured at the balance sheet date exchange rate. The resulting exchange differences are included in the consolidated statements of comprehensive income (loss) as foreign exchange related gains or loss.

The financial statements of the Company are translated from the functional currency to the reporting currency, US$. Assets and liabilities of PRC entities are translated into US$ using the applicable exchange rates at the balance sheet date, income and expense items are translated at average exchange rates prevailing during the fiscal year. Translation adjustments arising from these are reported as foreign currency translation adjustments and are shown as a separate component of shareholders’ equity on the consolidated financial statement.

(e)	Warrant Liability

The freestanding warrants to purchase American Depositary Share (“ADSs”) at a future date were determined to be freestanding instruments that were accounted for as a liability. At initial recognition, the Company recorded the warrant liability on the consolidated balance sheets at its estimated fair value. The proceeds from issuance of ordinary shares and warrants are firstly allocated to warrant liability based on its fair value. The residual method is used to allocate the proceeds to shareholders’ equity. The warrant liability is subject to remeasurement at each reporting period and the Company adjusted the carrying value of the warrant liability to fair value at the end of each reporting period utilizing the binominal option pricing model, with changes in estimated fair value included in the change in fair value of financial instruments other than derivatives on the consolidated statement of comprehensive income (loss).

(f)	Fair value measurements

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

The established fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The three levels of inputs that may be used to measure fair value include:

Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Observable, market-based inputs, other than quoted prices, for the assets or liabilities either directly or indirectly.

Level 3: Unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

The Company’s financial instruments consist principally of cash, accounts receivable, cryptocurrency deposit included in prepayments and other current assets, cryptocurrency receivable, cryptocurrency, non-current financial investments, accounts payable, cryptocurrency deposit included in accrued liabilities and other current liabilities, preferred shares forward contract liability, convertible preferred shares and long-term loans.

As of December 31, 2023 and 2024, the carrying values of cash, accounts receivable and accounts payable approximated to their fair values reported in the consolidated balance sheets due to the short term nature of these instruments.

The Company’s non-financial assets, such as property, equipment and software, would be measured at fair value only if they were determined to be impaired.

The following table sets forth the Company’s assets and liabilities that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy:

				Fair value at
				December
As of December 31, 2023	Level 1	Level 2	Level 3	31, 2023
Prepayments and other current assets (Note 12)	—	113	—	113
Cryptocurrency	28,342	—	—	28,342
Assets	28,342	113	—	28,455

Accrued liabilities and other current liabilities (Note 12)	—	7,185	—	7,185
Preferred shares forward contract liability (Note 15)	—	—	40,344	40,344
Liabilities	—	7,185	40,344	47,529

				Fair value at
				December
As of December 31, 2024	Level 1	Level 2	Level 3	31, 2024
Prepayments and other current assets (Note 12)	—	253	—	253
Cryptocurrency receivable (Note 12)	—	69,582	—	69,582
Cryptocurrency	61,821	—	—	61,821
Assets	61,821	69,835	—	131,403

Accounts payable (Note 12)	—	2,595	—	2,595
Accrued liabilities and other current liabilities (Note 12)	—	7,563	—	7,563
Convertible preferred shares (Note 15)	—	—	68,113	68,113
Long-term loans (Note 12)	—	13,999	—	13,999
Liabilities	—	24,157	68,113	92,270

(g)	Cash

Cash represents bank deposits placed with banks or other financial institutions, which are unrestricted as to withdrawal or use.

	As of December 31,
	2023	2024
US dollar denominated bank deposits with financial institutions in the U.S.	9,390	21,932
Financial institutions in the PRC
RMB denominated bank deposits	10,098	13,946
US dollar denominated bank deposits	37,170	2,144
Others denominated bank deposits	32	55
Subtotal	47,300	16,145
Financial institutions in Singapore
US dollar denominated bank deposits	37,105	51,027
SGD denominated bank deposits	1,290	2,970
RMB denominated bank deposits	7	6
Subtotal	38,402	54,003
Bank deposits with other overseas financial institutions	1,062	4,408
Total	96,154	96,488

The bank deposits, with financial institutions in the mainland of the PRC, Hong Kong, United States, Singapore, Malaysia and Kahzakhstan are insured by the government authorities up to RMB500, HKD500, US$250, SGD100, MYR250 and KZT15,000 per bank, respectively. The bank deposits including term deposits are insured by the government authorities with amounts up to US$3,013 and US$3,218 as of December 31, 2023 and 2024, respectively. The Company has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in the PRC mainland, United States and Singapore with acceptable credit rating.

(h)	Accounts receivable

Accounts receivable are presented net of allowance for credit loss. The allowance for credit loss is based upon the amount of losses expected to be incurred in the collection of these accounts pursuant to the guidance outlined in ASU 2016-13, Financial Instruments - Credit Loss (ASU 2016-13, Topic 326, or ASC 326), which the Company adopted on January 1, 2023. The estimated losses are calculated using the loss rate method based upon a review of outstanding receivables, including specific accounts, related aging, and on historical collection experience. These allowances reflect our estimate of the amount of our receivables that we will be unable to collect based on historical write-off experience and, as applicable, current conditions and reasonable and supportable forecasts that affect collectability. Our estimate could require a change based on changing circumstances, including changes in the economy or in the circumstances of individual customers. The Company takes a write-off of the account balances when the Company can demonstrate all means of collection on the outstanding balances have been exhausted. Provision for credit losses, net of recoveries for the period are included in general and administrative expenses in the accompanying consolidation statements of comprehensive income (loss). During the years ended December 31, 2022, 2023 and 2024, the Company recorded provision of allowance for accounts receivables of nil, US$14 and US$1,386, respectively.

(i)	Inventories

Inventories, consisting of finished goods, work in process and raw materials, which are purchased from contractual manufacturers and component suppliers. Inventories are stated at the lower of cost and net realizable value. Cost of inventory is determined using the weighted average cost method. Adjustments are recorded to write down the cost of inventory to the estimated net realizable value due to slow-moving and obsolete inventory, which is dependent upon factors such as historical and forecasted consumer demand, and promotional environment. The Company takes ownership, risks and rewards of the products purchased.

The Company considers all data available, including future demand and subsequent changes in product prices that may provide additional information about the valuation of inventories at the balance sheet date.

(j)	Cryptocurrency

Cryptocurrency is comprised of cryptocurrencies earned as noncash consideration in exchange for providing hash computation services to a mining pool as well as in exchange for the sale of mining equipment which are accounted for in connection with the Company’s revenue recognition policy disclosed in Note 2(r). Cryptocurrency is classified in non-current assets in the consolidated balance sheets, because at the time of assessment, there is no foreseeable limit to the period over which such assets are expected to generate cash flows. The Company sells its digital currency on a first-in-first-out basis.

On December 13, 2023, the FASB issued ASU No. 2023-08, Intangibles - Goodwill and Other - Crypto Assets (Topic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”). ASU 2023-08 requires entities to measure crypto assets that meet specific criteria at fair value with changes recognized in net income each reporting period. The new standard is effective for the Company for its fiscal year beginning January 1, 2025, with early adoption permitted. Effective January 1, 2024, the Company early adopted ASU 2023-08, resulting in US$18,893 increase to cryptocurrency and US$18,893 decrease to accumulated deficit on the Consolidated Balance Sheets as of the beginning of the fiscal year ended December 31, 2024.

As a result of adopting ASU 2023-08, the Company measures cryptocurrency at fair value as of each reporting period in accordance with ASC 820, Fair Value Measurement (“ASC 820”), based on quoted prices on the active trading platform that the Company normally transacts and has determined is its principal market for bitcoin (Level 1 inputs), based on all information that is reasonably available. Since bitcoin is traded on a 24-hour period, the Company utilizes the price at the start of day Coordinated Universal Time (00:00:00 UTC), which aligns with the Company’s revenue recognition policy. Gains and losses from the remeasurement of cryptocurrency are included within change in fair value of cryptocurrency in the consolidated statements of comprehensive income (loss). The Company sells cryptocurrency and gains and losses from such transactions, measured as the difference between the cash proceeds and the carrying basis of cryptocurrency as determined on a first-in-first-out basis, are also included within change in fair value of cryptocurrency in the consolidated statements of comprehensive income (loss). The Company recorded change in fair value of cryptocurrency of $42.4 million during the year ended December 31, 2024.

Before adopting ASU 2023-08, the Company accounted for cryptocurrency as intangible asset with indefinite useful lives. Under this model, cryptocurrency was not amortized but assessed for impairment annually, or more frequently if events or changes in circumstances indicate it was more likely than not that the asset is impaired. Impairment exists when the carrying amount exceeds its fair value. In testing for impairment, the Company had the option to first perform a qualitative assessment to determine whether it was more likely than not that an impairment exists. If it was determined that it was not more likely than not that an impairment exists, a quantitative impairment test was not necessary. If the Company concluded otherwise, it was required to perform a quantitative impairment test. The Company had elected to bypass the optional qualitative impairment assessment and to track its cryptocurrency activity daily for impairment assessment purposes. The Company performed an analysis each day to identify whether events or changes in circumstances, principally decreases in the quoted price of cryptocurrency on the active trading platform, indicated that it was more likely than not that its cryptocurrencies are impaired. For impairment testing purposes, the lowest intraday trading price of cryptocurrency was identified at the single cryptocurrency level. The excess, if any, of the carrying amount of cryptocurrency and the lowest daily trading price of cryptocurrency represented a recognized impairment loss. To the extent an impairment loss was recognized, the loss established the new cost basis of the asset. Subsequent reversal of previously recorded impairment losses was prohibited. During the years ended December 31, 2022 and 2023, the Company recorded impairment on cryptocurrency of US$7,880 and US$4,706, respectively.

The Company accounts for cryptocurrency received as customer deposits and liability to be settled in cryptocurrency at fair value of the underlying cryptocurrency with changes recorded in change in fair value of financial derivative. As of December 31, 2023 and 2024, cryptocurrency received as customer deposits of US$7,185 and US$7,563 are recorded in accrued liabilities and other current liabilities, respectively. As of December 31, 2023 and 2024, liability to be settled for electricity and hosting service in cryptocurrency of nil and US$2,595 are recorded in accounts payable, respectively.

Cryptocurrency awarded to the Company through its mining activities as well as in exchange for the sale of mining equipment are included as an adjustment to reconcile net loss to cash used in operating activities on the consolidated statements of cash flows. Proceeds from sale of cryptocurrency are included within cash flows from investing activities on the consolidated statements of cash flows and any realized gains or losses from such sales are included in general and administrative expenses on the consolidated statements of comprehensive income (loss).

(k)	Cryptocurrency receivable

The Company enters into borrowing arrangements that require the Company to pledge collateral in the form of cryptocurrency. If the lender obtains control or has the right to sell, pledge, or rehypothecate the Company’s collateral, the Company derecognizes the pledged bitcoins, and recognizes a receivable from the lender when pledge was made. If the lender does not obtain control or have the right to sell, pledge, or rehypothecate the collateral, the pledged bitcoins does not meet the derecognition criteria and is recorded in cryptocurrency, restricted.

The Company also enters into fixed term product agreement with a crypto assets exchange institution and transferred cryptocurrency as fixed term investment product with a fixed annual rate of returns. If the institution obtains control or has the right to sell, pledge, or rehypothecate the transferred cryptocurrency, the Company derecognizes the bitcoins, and recognizes a receivable from the institution. If the institution does not obtain control or have the right to sell, pledge, or rehypothecate the transferred cryptocurrency, the pledged bitcoins does not meet the derecognition criteria and is recorded in cryptocurrency, restricted.

Cryptocurrency receivable which will be released within one year is included in the current assets and which will be released over one year is included in the non-current assets. Cryptocurrency receivable is initially and subsequently measured at the fair value. Changes in fair value are recorded in change in fair value of financial derivatives.

(l)	Property, equipment and software

Property, equipment and software are stated at historical cost less accumulated depreciation, amortization and impairment loss, if any. Depreciation and amortization is calculated using the straight-line method over the shorter of their estimated useful lives of these assets or the term of the related leases. The estimated useful lives are as follows:

Leasehold improvements	the shorter of their useful lives and the lease terms
Computers and electronic equipment	3 to 5 years
Mechanical equipment	5 years
Mining equipment	1.5 years
Motor vehicles	5 years
Software	3 years

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of property, equipment and software is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of comprehensive income (loss). For the year ended December 31, 2024, the Company recognized a gain of US$7,215 from the disposal of the self-used mining equipment.

Construction in progress represents assets under construction. Construction in progress is transferred to property, equipment and software and depreciation or amortization commences when an asset is ready for its intended use.

(m)	Non-current financial investment

The Company’s non-current financial investment include an equity investment without readily determinable fair value, and over which the Company has neither significant influence nor control through investments in common stock or in-substance common stock, and is measured and recorded using a measurement alternative that measures the non-current financial investment at cost minus impairment, if any, plus or minus changes resulting from qualifying observable price changes. The carrying values of the Company’s non-current financial investment without readily determinable fair values were US$2,824 and US$2,782 as of December 31, 2023 and 2024. No impairment loss was recognized for the three years ended December 31, 2024.

(n)	Impairment of long-lived assets

For other long-lived assets including property, equipment and software, the Company evaluates for impairment whenever events or changes (triggering events) indicate that the carrying amount of an asset may no longer be recoverable. The Company assesses the recoverability of the long-lived assets by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to receive from the use of the assets and their eventual disposition. Significant unobservable input used in the fair value measurement includes Bitcoin prices. Such assets are considered to be impaired if the sum of the expected undiscounted cash flows is less than the carrying amount of the assets. The impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

The Company determined that the carrying value of its mining equipment was not recoverable. As of each relevant measurement date, the fair value of mining equipment is primarily represented by the price market participant would pay to acquire the mining equipment, which reflects the highest and best use of mining equipment. Fair value of the mining equipment was classified in Level 2 of the fair value hierarchy due to the quoted market prices for similar assets. During the years ended December 31, 2022, 2023 and 2024, the Company recognized impairment charge of nil, US$21,126 and US$11,303, respectively, which mainly due to the impairment for mining equipment deployed as a result of declined Bitcoin price or increased Bitcoin mining difficulty.

(o)	Contract liabilities

Cash proceeds received from customers before product delivery is recognized as contract liabilities and is recognized as revenues when revenue recognition criteria are met.

The prepayments received from customers as of December 31, 2023 and 2024 was US$19,614 and US$24,248, respectively. The revenue recognized during the years ended December 31, 2022, 2023 and 2024 for the beginning balance of contract liability was US$196,897, US$380 and US$17,510, respectively.

(p)	Long-term loans

Long-term loans are carried at amortized cost. Transaction costs are recorded as direct deductions from the related loan liabilities and amortized to interest expense using the effective interest method over the terms of the long-term loan. Interest expense on debt includes long-term loan interest expense, as well as amortization of debt issuance costs. Long-term loans which will be mature within one year is classified as current portion of long-term loans.

Cryptocurrency borrowings are accounted for as hybrid instruments, with a dollar-denominated debt host contract that contains an embedded derivative. The initial fair value of the embedded derivative is zero and subsequently measured at the fair value, with changes in fair value recognized in change in fair value of financial derivative.

(q)	Derivative

The Company may enter into arrangements that result in obtaining the right to receive or obligation to deliver a fixed amount of cryptocurrency in the future. Such arrangements are accounted as hybrid instruments, consisting of a receivable or debt host contract that is initially measured at the fair value of the underlying cryptocurrency and is subsequently carried at amortized cost, and an embedded forward feature based on the changes in the fair value of the underlying cryptocurrency. The embedded forward is bifurcated from the host contract, and is subsequently measured at fair value. The Company presents the embedded derivative instrument together with the host contract.

(r)	Revenue from contracts with customers (ASC 606)

The Company recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to receive in exchange for those goods or services.

Products revenue

The Company generates revenue primarily from the sale of mining equipment directly to a customer, such as a business or individual engaged in Bitcoin mining activities. As the Bitcoin price fluctuates, the Company may adjust the selling price of mining equipment on an as - needed basis, as customers are only willing to pay for machines based on their ability to recover their investment through mining Bitcoin over a relatively short period of time. The Company’s sales arrangements usually require a full prepayment before the delivery of products. The Company implemented an installment policy for certain significant, good-standing customers from 2023. The payment terms under installment policy generally consist of the installments over a period of 90 to 180 days.

The Company recognizes products revenue at a point in time based on management’s evaluation of when the control of the products has been passed to customers. The transfer of control is considered complete when products have been picked up by, shipped to or delivered to the customers.

The Company offers a standard product warranty of 360 days that the product will operate under normal use. At the time revenue is recognized, an estimate of future warranty costs is recorded as a component of cost of revenues. The reserves established are regularly monitored based upon historical experience and any actual claims charged against the reserve. The amount of total warranty costs incurred was US$1,896, US$3,596 and US$2,598 for the years ended December 31, 2022, 2023 and 2024, respectively.

Mining revenue

The Company entered into a Bitcoin mining pool by executing a contract, as amended from time to time, with a mining pool operator to perform hash calculations in exchange for consideration. Providing hash computation services to a mining pool is an output of the Company’s ordinary activities. The provision of such hash computation services is the sole performance obligation. The mining pool arrangement is terminable at any time without substantial penalty by the mining pool and may be terminated without substantial penalty by the Company upon providing one contract day’s prior written notice. The Company’s enforceable right to compensation only begins when and continues while the Company provides hash computation services to its customer, the mining pool operator. Accordingly, the contract term with the mining pool is deemed to be less than 24 hours and to continuously renew throughout the day. Additionally, the Company concluded that the mining pool operator’s renewal right is not a material right because the renewal rights do not include any discounts; that is, the terms, conditions, and compensation amounts are at the then-current market rates.

The Company is entitled to non-cash compensation based on the pool operator’s payout model. The payout methodologies differ depending on the type of third-party operated mining pool. Full-Pay-Per-Share (“FPPS”) pools pay block rewards and transaction fees, less mining pool fees and Pay-Per-Share (“PPS”) pools pay block rewards less mining pool fees but no transaction fees. For FPPS and PPS pools, the Company is entitled to non-cash consideration even if a block is not successfully validated by the mining pool operators.

The Company receives Bitcoin from mining operation, which is considered noncash and all variable. The fair value of the Bitcoin award received would generally be determined using the quoted price of Bitcoin in the Company’s principal market at the time of contract inception. The Company has adopted an accounting policy to aggregate individual contracts with individual terms less than 24 hours within each intraday period and apply a consistent valuation point, the start of day Coordinated Universal Time (00:00:00 UTC), to value the related noncash consideration. Revenue is recognized when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur, which is the same day that control of the contracted service transfers to the mining pool and is the same day as the contract inception. After every 24-hour contract term, the mining pool transfers the Bitcoin consideration to the Company’s designated Bitcoin currency wallets.

Consideration payable to the customer in the form of a pool operator fee, which is incurred only to the extent that the Company has generated consideration, is deducted from the bitcoin the Company receives and is recorded as contra - revenue, as it does not represent a payment for a distinct good or service.

Other revenues

The Company also generates a small portion of revenue from the leases of mining equipment and maintenance or development services under separate contracts. Revenue is recognized over the period when the related services were rendered to the customers.

(s)	Value-added-tax (“VAT”) recoverable and surcharges

Value added tax recoverable represents amounts paid by the Company for purchases. The surcharges (i.e., Urban construction and maintenance tax, educational surtax, local educational surtax), vary from 6% to 12% of the value-added-tax paid depending on the taxpayer’s location.

(t)	Cost of revenues

Amounts recorded as cost of revenues relate to direct costs incurred to generate revenue. Such costs are recorded as incurred. Cost of revenues consists of product costs, mining costs and other costs. Product costs include costs of raw material, contractual manufacturers for production, labor costs, shipping and handling costs, manufacturing and depreciation, warehousing costs, inventories write-downs, prepayments write-downs, provision for reserve for inventory purchase commitments and tax surcharges. Mining costs include direct production costs of mining operations, including electricity and hosting, as well as depreciation of deployed mining machines. Other costs include labor costs and other service costs.

(u)	Research and development expenses

Research and development expenses consist primarily of salary and welfare for research and development personnel, consulting and contractor expenses, testing and tooling materials and other expenses associated with research and development personnel. The Company recognizes research and development expenses as expense when incurred.

(v)	Sales and marketing expenses

Sales and marketing expenses consist primarily of salary and welfare for sales and marketing personnel, promotion and marketing expenses and other expenses in association with sales and marketing personnel.

Advertising expense is expensed as incurred and included in sales and marketing expenses. The advertising expenses were US$964, US$1,643 and US$535 for the years ended December 31, 2022, 2023 and 2024, respectively.

(w)	General and administrative expenses

General and administrative expenses consist primarily of salary and welfare for general and administrative personnel, rental expenses and depreciation in association with general and administrative personnel, allowance for doubtful receivables, entertainment expense, general office expense and professional service fees.

(x)	Government grants

Government grants generally consist of financial subsidies received from local governments for operating a business in their jurisdictions and compliance with specific policies promoted by the local governments. The eligibility to receive such benefits and amount of financial subsidy to be granted are determined at the discretion of the relevant government authorities.

Government grants are recognized when there are reasonable assurances that the Company will comply with the conditions attach to them and the grants are received. Government grants for the purpose of giving immediate financial support to the Company with no future related costs or obligation are recognized in the Company’s consolidated statements of comprehensive income (loss) when the grants are received. Government grants with conditions attached to them are recognized as liabilities when received, and will be released to the consolidated statements of comprehensive income (loss) when the Company is not subject to further obligation or future refunds. The Company received government grants that required the Company to operate in a particular area for a certain period.

US$2,861, US$3,559 and US$2,038 were recognized in other income, net for the years ended December 31, 2022, 2023, and 2024, respectively. US$9,191 and US$9,055 were recognized in deferred government grant of accrued liabilities and other liabilities as of December 31, 2023 and 2024, respectively (Note 10).

(y)	Lease arrangement as lessee

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, operating lease liabilities, current, and operating lease liabilities, non-current in the Company’s consolidated balance sheets.

ROU assets represent the Company’s right to use an underlying asset for the lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. When determining the lease term, the Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option, if any. As the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate, which it calculates based on the credit quality of the Company and by comparing interest rates available in the market for similar borrowings, and adjusting this amount based on the impact of collateral over the term of each lease.

The Company has elected not to recognize operating lease right-of-use assets or operating lease liabilities for leases with an initial term of 12 months or less and the Company recognizes lease expense for these leases on a straight-line basis over the lease terms.

(z)	Employee social security and welfare benefits

Employees of the Company in the PRC are entitled to staff welfare benefits including pension, work-related injury benefits, maternity insurance, medical insurance, unemployment benefit and housing fund plans through a PRC government-mandated defined contribution plan. The Company is required to contribute to the plan based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government.

The PRC government is responsible for the medical benefits and the pension liability to be paid to these employees and the Company’s obligations are limited to the amounts contributed and no legal obligation beyond the contributions made. Employee social security and welfare benefits included as expenses in the consolidated statements of comprehensive income (loss) amounted to US$7,016, US$9,561 and US$8,151 for the years ended December 31, 2022, 2023 and 2024, respectively.

(aa)	Income taxes

The Company accounts for income taxes under the liability method. Under the liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and income tax bases of assets and liabilities and are measured using the tax income rates that will be in effect when the differences are expected to reverse. A valuation allowance is recorded if it is more likely than not that some portion or all deferred income tax asset will not be realized in the foreseeable future.

The Company evaluates its uncertain tax positions using the provisions of ASC 740-10, Income Taxes, which prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements. The Company recognizes in the financial statements the benefit of a tax position which is “more likely than not” to be sustained under examination based solely on the technical merits of the position assuming a review by tax authorities having all relevant information. As of December 31, 2024, the tax years ended December 31, 2020 through 2024 for the PRC subsidiaries remain open for statutory examination by the PRC tax authorities. Tax positions that meet the recognition threshold are measured using a cumulative probability approach, at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. It is the Company’s policy to recognize interest and penalties related to unrecognized tax benefits, if any, as a component of income tax expense. As of December 31, 2024, US$1,854 of accrued interest was recorded.

(ab)	Share-based compensation

The Company grants restricted shares and share options to eligible employees and accounts for share-based compensation in accordance with ASC 718, Compensation—Stock Compensation.

Employees’ share-based compensation awards are measured at the grant date fair value of the awards and recognized as expenses a) immediately at the grant date if no vesting conditions are required; or b) for share-based awards granted with only service conditions, using the graded vesting method, over the vesting period.

A change in any of the terms or conditions of share-based awards is accounted for as a modification of the awards. The Company calculates incremental compensation expense of a modification as the excess of the fair value of the modified awards over the fair value of the original awards immediately before its terms are modified at the modification date. For vested awards, the Company recognizes incremental compensation cost in the period when the modification occurs. For awards not being fully vested, the Company recognizes the sum of the incremental compensation expense and the remaining unrecognized compensation expense for the original awards over the remaining requisite service period after modification. Cancellation of an award accompanied by the concurrent grant of a replacement award or other valuable consideration shall be accounted for as a modification of the terms of the cancelled award. Cancellation of an award without accompanied by the concurrent grant of a replacement award is treated as a settlement for no consideration. Accordingly, any previously unrecognized compensation cost shall be recognized at the cancellation date.

Share-based compensation in relation to the restricted shares is measured based on the fair market value of the Company’s ordinary shares at the grant date of the award. Share-based compensation in relation to the share options is estimated using the Binomial Model. The determination of the fair value of share options is affected by the share price of the Company’s ordinary shares as well as the assumptions regarding a number of complex and subjective variables, including the expected share price volatility, risk-free interest rate, exercise multiple and expected dividend yield. The fair value of these share options was determined by management with the assistance from an independent valuation firm.

(ac)	Statutory reserves

The Company’s subsidiaries incorporated in the PRC are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”).

Appropriation to the statutory general reserve should be at least 10% of the after tax net income determined in accordance with the legal requirements in the PRC until the reserve is equal to 50% of the entities’ registered capital. The Company is not required to make appropriation to other reserve funds and the Company does not have any intentions to make appropriations to any other reserve funds.

The general reserve fund can only be used for specific purposes, such as offsetting the accumulated losses, enterprise expansion or increasing the registered capital. Appropriations to the general reserve funds are classified in the consolidated balance sheets as statutory reserves.

There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Company has not done so.

Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations. Accordingly, the above balances are not allowed to be transferred to Canaan Inc. in terms of cash dividends, loans or advances.

The Company has made US$769, nil and nil appropriations to statutory reserve for the years ended December 31, 2022, 2023 and 2024, respectively.

(ad)	Repurchase of share

The Company accounts for treasury stock using the cost method. Under the cost method, when the Company’s shares are acquired for purposes other than retirement, the costs of the acquired stock will be shown separately as a deduction from the total of capital stock.

(ae)	Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period.

Diluted earnings (loss) per share is calculated by dividing net income (loss) attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalents shares outstanding during the period. Dilutive equivalent shares are excluded from the computation of diluted earnings (loss) per share if their effects would be anti-dilutive. Ordinary share equivalents consist of the ordinary shares issuable upon the conversion of the share-based awards, using the treasury stock method and the ordinary shares issuable upon the conversion of the convertible preferred shares using if converted method.

(af)	Comprehensive income (loss)

Comprehensive income (loss) is defined as the change in shareholders’ equity of the Company during a period arising from transactions and other events and circumstances excluding transactions resulting from investments by shareholders and distributions to shareholders.

Comprehensive income (loss) is reported in the consolidated statements of comprehensive income (loss). Accumulated other comprehensive loss of the Company include the foreign currency translation adjustments.

(ag)	Segment reporting

Operating segments are defined as components of an enterprise engaging in businesses activities for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision makers in deciding how to allocate resources and assess performance. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results including revenue, gross profit and operating profit at a consolidated level only. Significant segment expenses and other segment items are consistent with the financial information included in the consolidated statements of comprehensive income (loss). The Company does not distinguish between markets for the purpose of making decisions about resources allocation and performance assessment. Hence, the Company has only one operating segment and one reportable segment.

Long-lived assets consist of cryptocurrency, property, equipment and software, net, operating lease right-of-use assets and other non-current assets. As of December 31, 2024, the long-lived assets of US$55,224, US$37,755, US$33,850, US$17,383 and US$6,207 were located or belong to subsidiaries located in Singapore, Cayman, the United States, Ethiopia and Central Asia, respectively. The remaining long-lived assets were mainly located in PRC. The Company’s revenue segregated by geographic region is disclosed below.

The geographical region of revenue generated is based on the location where the customers based or the services were provided:

	For the Years Ended December 31,
Geographic region	2022	2023	2024
United States of America	93,921	28,101	70,986
Mainland China	18,267	115,526	68,165
The United Arab Emirates	—	343	41,450
Ethiopia	—	1,337	32,578
Hong Kong Special Administrative Region	—	17,360	13,281
Malaysia	119,337	15,326	10,099
Kazakhstan	57,546	24,571	7,747
Canada	18,271	259	6,548
Netherland	—	2	6,083
Singapore	41	43	5,249
Georgia	28	—	2,094
Paraguay	3	610	1,437
Thailand	2,774	3,701	555
Indonesia	215,198	300	147
Australia	60,379	9	22
Cyprus	36,230	7	1
Other countries or regions	27,938	3,982	2,882
Total	651,526	211,477	269,324

(ah)	Recently issued accounting pronouncements
i.	New and amended standards adopted by the Company:

On December 13, 2023, the FASB issued ASU No. 2023-08, Intangibles - Goodwill and Other - Crypto Assets (Topic 350-60): Accounting for and Disclosure of Crypto Assets (“ASU 2023-08”). ASU 2023-08 requires entities to measure crypto assets that meet specific criteria at fair value with changes recognized in net income each reporting period. Additionally, ASU 2023-08 requires an entity to present crypto assets measured at fair value separately from other intangible assets in the balance sheets and record changes from remeasurement of crypto assets separately from changes in the carrying amounts of other intangible assets in the income statement. The new standard is effective for the Company for its fiscal year beginning January 1, 2025, with early adoption permitted, and should be applied using a modified retrospective transition method with a cumulative-effect adjustment recorded to the opening balance of retained earnings as of the beginning of the year of adoption. The Company early adopted ASU 2023-08 on January 1, 2024, which has a cumulative adjustment to increase the opening balance of retained earnings by US$18,893.

In August 2020, the FASB issued Accounting Standards Update 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. The amendments in ASU 2020-06 are effective for public business entities, excluding entities eligible to be smaller reporting companies as defined by the SEC, for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. As the Company is an “emerging growth company” and elects to apply for the new and revised accounting standards at the effective date for a private company, the Company adopted ASU 2020-06 for the year beginning on January 1, 2024, which did not have a material effect on the Company’s consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to enhance reportable segment disclosures by requiring disclosures of significant segment expenses regularly provided to the CODM, requiring disclosure of the title and position of the CODM and explanation of how the reported measures of segment profit and loss are used by the CODM in assessing segment performance and allocation of resources. ASU 2023-07 is effective for all public entities for annual periods beginning after December 31, 2023; early adoption is permitted. The Company adopted ASU 2023-07 for the year beginning on January 1, 2024, which did not have a material impact on its disclosures.

ii.	New and amended standards not yet adopted by the Company:

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 expands existing income tax disclosures for rate reconciliations by requiring disclosure of certain specific categories and additional reconciling items that meet quantitative thresholds and expands disclosures for income taxes paid by requiring disaggregation by certain jurisdictions. ASU 2023-09 is effective for public business entities for annual periods beginning after December 15, 2024, and interim periods within those annual periods; early adoption is permitted. The Company plans to adopt ASU 2023-09 for the year beginning on January 1, 2025 and does not expect the updated guidance to have a material impact on its disclosures.

In December 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40) (“ASU 2024-03”). ASU 2024-03 requires, in the notes to the financial statements, disclosures of specified information about certain costs and expenses specified in the updated guidance. ASU 2024-03 is effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is evaluating the impact the updated guidance will have on its disclosures.